NOTE AND WARRANT PURCHASE AGREEMENT


         This First Amendment to Note and Warrant Purchase Agreement (this "First Amendment") is dated as of April 13, 1995, and entered into by and among DATA TRANSMISSION NETWORK CORPORATION, a Delaware corporation ("Company"), and THE NOTEHOLDERS LISTED ON THE SIGNATURE PAGES HEREOF (collectively the "Noteholders").

                                    RECITALS:

         WHEREAS, Company and the initial purchaser of the Notes entered into that certain Note and Warrant Purchase Agreement dated as of June 30, 1994 (the "Purchase Agreement"), the terms defined therein being used herein as therein defined; and

         WHEREAS, Company and Noteholders desire to amend the Purchase Agreement as hereinafter set forth to modify certain financial covenants contained therein;

         NOW, THEREFORE, subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

         Section 1.  AMENDMENTS TO THE PURCHASE AGREEMENT.

         1.1 Subsection 10.5 of the Purchase Agreement hereby is amended and restated in its entirety to read as follows:

                  "10.5. Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio to be less than
         2.0 to 1.0."

         1.2 Section 14 of the Purchase Agreement hereby is amended by adding in its proper alphabetical order the following definition:

                  "Interest Coverage Ratio: For any calendar quarter, the ratio of (i) Consolidated Operating Cash Flow for such calendar quarter to
         (ii) consolidated interest expense for the Company and its Subsidiaries for such calendar quarter determined in accordance with generally accepted accounting principles; provided, however, such interest expense shall not include amortization of deferred offering costs nor any fees the Company is obligated to pay upon the occurrence of a "Trigger Event" as defined in Section 2.4 of the Bank Loan Agreement."

         1.3 Section 14 of the Purchase Agreement hereby is amended by deleting in its entirety the definition of Consolidated
Tangible Net Worth.

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         Section 2.  COMPANY'S REPRESENTATIONS AND WARRANTIES.

         In order to induce the Noteholders to enter into this First Amendment and to amend the Purchase Agreement in the manner provided herein, Company represents and warrants to the Noteholders that the following statements are true, correct and complete:

         2.1 Organization and Powers. Company has all requisite corporate power and authority to enter into this First Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Purchase Agreement as amended by this First Amendment (the "Amended Agreement").

         2.2 Authorization of Agreements. The execution and delivery of this First Amendment have been duly authorized by all necessary corporate action by Company.

         2.3 Binding Obligation. This First Amendment and the Amended Agreement are the legally valid and binding obligations of Company enforceable against Company in accordance with their respective terms, except as enforcement may be limited to bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         Section 3.  NOTEHOLDERS' REPRESENTATIONS AND WARRANTIES.

         In order to induce Company to enter into this First Amendment and to amend the Purchase Agreement in the manner provided herein, the Noteholders represent and warrant to Company that collectively the Noteholders are the holders of more than 50% in principal amount of the Notes outstanding on the date of this First Amendment.

         Section 4.  MISCELLANEOUS.

         4.1 Reference to and Effect on the Purchase Agreement. From and after the date of this First Amendment, each reference in the Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in any other documents relating to the Purchase Agreement, shall mean and be a reference to the Purchase Agreement as amended by this First Amendment. Except as specifically amended by this First Amendment, the Purchase Agreement and the other documents relating to the Purchase Agreement shall remain in full force and effect and are hereby ratified and confirmed.

         4.2 Execution in Counterparts; Effectiveness. This First Amendment may be executed in any number of counterparts and by the different parties herein in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the

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same instrument.  This First Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

         4.3 Governing Law. This First Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

         4.4 Headings. Section and subsections headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.

         WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.

                           COMPANY:

                           DATA TRANSMISSION NETWORK
                           CORPORATION, a Delaware
                           corporation



                           By:      /s/  Greg T. Sloma
                                  ------------------------------
                           Title:   Executive Vice President and
                                    Chief Operating Officer
                                  ------------------------------


                           NOTEHOLDERS:

                           EQUITABLE CAPITAL PRIVATE INCOME
                           AND EQUITY PARTNERSHIP II, L.P.

                           By:     EQUITABLE CAPITAL MANAGEMENT
                                   CORPORATION, its General Partner

                           By:     /s/   U. Peter C. Gummeson
                                  -------------------------------
                           Title:  Investment Officer

RCF\64596.1


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